UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 13, 2013

Hot Topic, Inc.
(Exact name of registrant as specified in its charter)

California	0-28784	77-0198182
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

18305 E. San Jose Avenue
City of Industry, California		91748
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:  (626) 839-4681

Not Applicable.
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

⃞         Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞         Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞         Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞         Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

Attached hereto as Exhibit 99.1 is a copy of a press release that Hot Topic, Inc. issued on March 13, 2013 containing certain financial information for the fourth quarter and fiscal year ended February 2, 2013.

The information in this Item 2.02 and the corresponding exhibit are being furnished and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing.

Item 9.01	Financial Statements and Exhibits.

(d)          Exhibits:

Exhibit No.	Description
99.1	Press Release issued by Hot Topic, Inc. on March 13, 2013.

[Remainder of page intentionally left blank; signature on following page.]

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOT TOPIC, INC.

	By:	/s/ GEORGE WEHLITZ, JR.
George Wehlitz, Jr.
Chief Financial Officer

Date: March 13, 2013

INDEX TO EXHIBITS

Exhibit No.	Description
99.1	Press Release issued by Hot Topic, Inc. on March 13, 2013.